EXHIBIT 10.27


                        RFMD FY 2000 EXECUTIVE BONUS PLAN
                         SCHEDULE OF PAYOUT PERCENTAGES


                           REVENUES - WEIGHTING - 15%
                           --------------------------

REVENUE GOAL BMP - $260 MILLION
ANALYSTS REPORTED - $258 MILLION (1)
REACH $300 MILLION

FY 00 REVENUE ACHIEVED ($M)                                      PAYOUT
---------------------------                                      ------

For Amounts From 258 and Including 270                    Proportional Between
                                                               80% and 100%

For Amounts From 270 and Including 300                    Proportional Between
                                                              100% and 125%


                         GROSS MARGIN - WEIGHTING - 20%
                         ------------------------------

GROSS MARGIN GOAL BMP - 43.0%
ANALYSTS REPORTS - 42.3% (1)

FY 00 GROSS MARGIN (% OF SALES)                                  PAYOUT
-------------------------------                                  ------

For Amounts From 42.0 and Including 43.0                  Proportional Between
                                                               80% and 100%

For Amounts From 43.0 and Including 45.0                  Proportional Between
                                                              100% and 125%


                              EPS - WEIGHTING - 25%
                              ---------------------

GOAL BMP:             Q-1 .23   Q-2 .25   Q-3 .28   Q-4 .31         FY  1.07
ANALYSTS ESTIMATES:                                                 FY   .96 (1)
REACH:                                                              FY  1.16

FY 2000 Earnings Per Share Achieved ($.00)                       PAYOUT
------------------------------------------                       ------

For Amounts From .99 and Including 1.07                   Proportional Between
                                                               80% and 100%

For Amounts From 1.07 and Including 1.16                  Proportional Between
                                                              100% and 125%

                         NET BOOKINGS - WEIGHTING - 15%
                         ------------------------------

                               GOAL: $286 MILLION

Bookings                                                         PAYOUT
--------                                                         ------

For Amounts From 275 and Including 286                    Proportional Between
                                                               80% and 100%

For Amounts From 286 and Including 325                    Proportional Between
                                                              100% and 125%


                    PRODUCT DIVERSIFICATION - WEIGHTING - 10%
                    -----------------------------------------

Silicon Parts Sales                                              PAYOUT
-------------------                                              ------

Less Than $25 Million                                               0%

$25-30 Million                                            Proportional Between
                                                               80% and 100%

$30-35 Million                                            Proportional Between
                                                              100% and 125%


                   CUSTOMER DIVERSIFICATION - WEIGHTING - 15%
                   ------------------------------------------

Goal is to have five customers,
sales to each are $13.5 million or more                          PAYOUT
                                                                 ------

Three customers greater than or equal to
  $13.5 million or more sales                                      80%

Four customers                                                    100%

Five customers                                                    125%


Note 1:   Analysts reports were in early-mid April, 1999
          Some have updated/raised performance estimates since then

                                RF MICRO DEVICES
                    FY 2000 EXECUTIVE BONUS COMPENSATION PLAN

1. Compensation Committee can adjust upward as appropriate for partial achievement of goals, exemplary effort, outside mitigating circumstances, or desired and appropriate changes in goals.

2. Cash bonus (if any) accrued in FY-00, payable within 10 days after receipt by Compensation Committee of unaudited fiscal year-end results. Subsequent audit adjustments, if any, to be reflected in FY01 bonus plan.

3. Options awarded (if any) within 10 days after receipt by Compensation Committee of unaudited fiscal year-end results and to be effective first day of FY-01 at closing market price that day. Same subsequent adjustment provisions apply as in Number 2 above.

4. Amounts earned from payout percentage(s) greater than 100% achievement for any one objective can be accumulated, thus providing each individual the ability to earn more than the "Target Cash Bonus" and "Target Option Bonus" amounts. Maximum amount of cash bonus for an individual cannot exceed 100% of base salary.

5. Each executive's bonus compensation determined by same objectives and weighting factors.